UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02151

BANCROFT FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

BANCROFT FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr Andrews & Ingersoll, LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31, 2009

Date of reporting period: April 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

BANCROFT FUND LTD.

2009 Semi-Annual Report
April 30, 2009

2009 Semi-Annual Report
April 30, 2009

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through April 30, 2009 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility*
Bancroft market price	7.18%	(32.51)%	(2.03)%	1.77%	14.98%
Bancroft net asset value	11.59	(29.21)	(1.93)	0.67	13.11
Merrill Lynch All Convertibles Index	12.39	(27.25)	(1.50)	1.83	16.27
S&P 500 Index	(2.49)	(35.31)	(2.70)	(2.48)	17.96
Barclays Aggregate Bond Total Return Index	0.59	3.84	4.78	5.72	3.94

All data in the table above is from Bloomberg L.P. pricing service, except Barclays Aggregate Bond Total Return Index, which is from Lipper, Inc. Closed-End Fund Performance Analysis, dated April 30, 2009.

Bancroft’s performance in the table above has not been adjusted for the fiscal 2004 rights offering (net asset value dilution was 2.38%), or the 2008 tender offer (the anti-dilutive effect was 0.85%). Performance data represents past results and does not reflect future performance.

*	Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (NYSE Amex: symbol BCV)
Qtr. Ended	High	Low	Close	High	Low	Close
7/31/08	$21.51	$19.20	$19.41	$19.15	$16.65	$16.80
10/31/08	19.62	12.42	13.37	16.81	9.26	11.30
1/31/09	13.85	11.64	12.63	12.15	9.97	11.65
4/30/09	13.92	12.02	13.92	11.90	9.75	11.69

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total
6/12/08	6/26/08	$0.21	—	$0.21
9/11/08	9/25/08	0.21	—	0.21
11/28/08	12/29/08	0.19	—	0.19
3/12/09	3/26/09	0.17	—	0.17
		$0.78	—	$0.78

To Our Shareholders

June 11, 2009

The convertible securities market has substantially outperformed the major equity indexes in 2009. Perhaps because of this outperformance, convertibles are playing an important role in the recapitalization and restructuring of the American economy. This year has seen the issuance of nearly $13 billion of new convertible securities, $5.9 billion in May alone. Issuers have included utilities, banks, retailers, energy companies, and others. Although the volume of convertible securities issued in the first five months of 2009 lags that of the first five months of 2008, the pace of issuances in 2009 has increased from that of the last quarter of 2008.

The strong performance of convertible securities so far this year can be attributed to both equity participation (the underlying stocks have performed well) and a narrowing of the yield spread relative to Treasury securities as the market has rebuilt the “bond floor” (an important support level) of many issues. Convertible securities continue to appear attractive as many offer substantial yields (in the form of current yield, yield to maturity or yield to put) as well as equity participation potential.

Although we believe the convertible securities market looks healthy, we also believe the bear market that began in October 2007 and hit its lows in March 2009 will have a “second act.” Since 1937 markets that fell by more than 30% retested their lows within six months. Although we do not think this retest is inevitable, the Federal Reserve Board may move to strengthen the dollar by slowing or reversing its easing of monetary policy or the Federal Reserve Board may simply begin raising interest rates to avoid future inflation. The likely result for the equity markets in either such scenario might well be the loss of much of their recent positive momentum.

In structuring the Fund’s portfolio to meet this challenge, we have put almost 74% of the Fund’s assets into convertible bonds that mature or can be put back to the issuer in eight years or less, 60% in five years or less. Such a strategy is designed to reduce the volatility of an investment portfolio and still provide income and participation in any upward movement of the equities markets.

The Fund’s performance for the three months ended April 30, 2009 was enhanced by exposure to the minerals and mining and telecommunications industries. By contrast, performance was hurt by the Fund’s exposure to the aerospace and defense and pharmaceuticals industries.

The Fund seeks to provide total returns to shareholders that compare favorably to those provided by the equity markets, but with less volatility. The Fund’s net asset value (NAV), with dividends reinvested, after adjustment for fund expenses (the benchmark index includes no expenses), for the Fund’s fiscal 2004 rights offer, and the February 2008 tender offer, outperformed the Merrill Lynch All Convertibles Index over the five-year period, performed in line over the four-month and ten-year periods, and underperformed the Index for the one year period ended April 30, 2009. For the four-month, one- and five-year periods, the Fund’s market return underperformed such Index but performed in line with such Index for the ten-year period. The Fund’s NAV volatility and market volatility for the ten-year period, however, as measured by standard deviation, were appreciably lower than that of the Index. Many market professionals consider the volatility of past returns to be a useful approximation of the past levels of risk. A higher volatility level equates to a higher measure of risk. This measure of historic results may not reflect future performance but we believe it is informative.

continued on the following page

To Our Shareholders (continued)

The results of the 2009 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. At its May meeting, the Board of Trustees declared a dividend of $0.17 per share. The dividend consists of undistributed net investment income and will be payable on June 25, 2009 to shareholders of record on June 11, 2009.

Thomas H. Dinsmore
Chairman of the Board

Major Portfolio Changes by underlying common stock
Six months ended April 30, 2009

ADDITIONS	REDUCTIONS

ADC Telecommunications	ADC Telecommunications

BorgWarner	Alleghany

Chesapeake Energy	Avery Dennison

Endo Pharmacueticals Holdings	Chesapeake Energy

Fifth Third Bancorp	Corning

Greatbatch	EMC

Ingersoll-Rand	General Electric

Itron	Johnson & Johnson

LSI	LSI

McMoRan Exploration	McMoRan Exploration

Millipore	Nabors Industries

NETAPP	New York Community Bancorp

NII Holdings	ProLogis

Old Republic International	Prudential Financial

Prudential Financial	St. Jude Medical

SunPower	The Stanley Works

Wells Fargo	Wyeth

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
LSB Industries	$2,287,500	3.1%
LSB manufactures and sells chemical products for the mining, agricultural and industrial markets. The company also manufactures and sells commercial and residential climate control products.

Schering-Plough Corp.	2,006,780	2.8
Schering-Plough is a global science-centered healthcare company. Through its own biopharmaceutical research and collaborations with partners, the company discovers, develops and manufactures pharmaceuticals for prescription, animal health, and consumer markets.

Equinix, Inc.	2,002,000	2.7
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Wyeth	1,992,000	2.7
Wyeth is engaged in the discovery, development, manufacture, distribution and sale of a line of products in three primary businesses: pharmaceuticals, consumer healthcare and animal health.

Blackboard Inc.	1,890,000	2.6
Blackboard is a provider of enterprise software applications and related services to the education industry. The company serves colleges, universities, schools and other education providers, textbook publishers, student-focused merchants, corporate, and government clients.

Freeport-McMoRan Copper and Gold, Inc.	1,859,300	2.6
Freeport-McMoRan is involved in mineral exploration and development, mining, and milling of copper, gold and silver. The company is also involved in smelting and refining copper concentrates.

Euronet Worldwide, Inc.	1,836,563	2.5
Euronet is an electronic payments provider. The company offers automated teller machine (ATM), point-of-sale (POS) and card outsourcing services, integrated electronic financial transaction (EFT) software, network gateways, and electronic distribution of top-up services for prepaid mobile airtime and other prepaid products.

Intel Corp.	1,725,000	2.4
Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

Teva Pharmaceutical Industries Ltd.	1,640,625	2.3
Develops, produces and markets generic drugs covering all major treatment categories. The company operates 36 pharmaceutical manufacturing sites in 16 countries, 17 generic R&D centers operating mostly within certain manufacturing sites and 18 API manufacturing sites globally.

Chesapeake Energy Corp.	1,635,438	2.2
A producer of oil and natural gas, the company’s operations are focused on developmental drilling and producing property acquisitions in onshore natural gas producing areas of the United States and Canada.

Total	$18,875,206	25.9%

Major Industry Exposure

% Total Net Assets
Energy	13.4%
Pharmaceuticals	11.2
Telecommunications	10.9
Healthcare	9.1
Banking/Savings and Loan	6.1
Multi-Industry	4.7
Minerals and Mining	4.5
Semiconductors	4.2
Computer Hardware	4.0
Financial Services	3.9
Total	72.0%

Diversification of Assets

		% Total Net Assets
	Value (Note 1)	Six Months Ended April 30, 2009	Year Ended October 31, 2008
Aerospace and Defense	$1,023,750	1.4%	1.8%
Automotive Parts	580,000	0.8	—
Banking/Savings and Loan	4,441,218	6.1	7.8
Chemicals	1,142,400	1.6	1.1
Computer Hardware	2,944,688	4.0	5.6
Computer Software	2,706,250	3.7	3.1
Consumer Goods	1,138,724	1.5	4.6
Energy	9,759,482	13.4	13.5
Financial Services	2,829,063	3.9	2.1
Foods	2,524,656	3.5	3.6
Healthcare	6,659,750	9.1	6.1
Information Technology	508,750	0.7	—
Insurance	1,485,000	2.0	4.7
Media and Entertainment	2,540,500	3.5	3.8
Minerals and Mining	3,255,225	4.5	3.5
Multi-Industry	3,408,126	4.7	5.5
Pharmaceuticals	8,176,593	11.2	11.8
Real Estate	—	—	1.3
Retail	2,178,750	3.0	2.7
Semiconductors	3,058,800	4.2	4.9
Telecommunications	7,940,375	10.9	6.0
Transportation	560,000	0.8	0.7
Travel and Leisure	366,250	0.5	0.8
Total Investments	69,228,350	95.0	95.0
Other Assets, Net of Liabilities	3,660,143	5.0	5.0
Total Net Assets	$72,888,493	100.0%	100.0%

Portfolio of Investments April 30, 2009 (unaudited)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES – 74.3%

Aerospace and Defense – 1.4%
Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,023,750

Automotive Parts – 0.8%
BorgWarner Inc. 3.5%, due 2012 cv. sr. notes (BBB)	500,000	580,000

Computer Hardware – 4.0%
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,000,000	1,032,500
NETAPP, Inc. 1.75%, due 2023 cv. sr. notes (NR)
(Acquired 01/15/09 and 04/02/09; Cost $981,250) (2)	1,250,000	1,117,188
Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR)	1,000,000	795,000
		2,944,688
Computer Software – 3.7%
Blackboard Inc. 3.25%, due 2027 cv. sr. notes (BB-)	2,000,000	1,890,000
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,000,000	688,750
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (NR)
(performance linked to Microsoft Corp. common stock) (3)	1,500,000	127,500
		2,706,250
Consumer Goods – 1.5%
Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR)	1,307,000	1,138,724

Energy – 11.3%
Chesapeake Energy Corp. 2.75%, due 2035 contingent cv. sr. notes (Ba3) (1)	1,910,000	1,635,438
Covanta Holding Corp. 1%, due 2027 cv. sr. deb. (B1) (1)	1,750,000	1,437,188
McMoRan Exploration Co. 5.25%, due 10/06/11 cv. sr. notes (NR)	1,337,000	1,104,692
Nabors Industries, Inc. 0.94%, due 2011 sr. exchangeable notes (BBB+)	1,000,000	913,750
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	1,575,000	1,372,219
SunPower Corp. 1.25%, due 2027 cv. sr. deb. (NR)	1,500,000	1,194,375
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR)
(exchangeable for ADS representing common shares)	1,000,000	561,250
		8,218,912
Financial Services – 3.9%
Old Republic International Corp. 8%, due 2012 cv. sr. notes (BBB)	1,000,000	992,500
Euronet Worldwide, Inc. 3.50%, due 2025 cv. deb. (B+) (1)	2,250,000	1,836,563
		2,829,063
Foods – 3.3%
Central European Distribution Corp. 3%, due 2013 cv. sr. notes (B-)	500,000	289,375
The Great Atlantic & Pacific Tea Company 5.125%, due 2011 cv. sr. notes (Caa1)	525,000	338,625
The Great Atlantic & Pacific Tea Company 6.75%, due 2012 cv. sr. notes (Caa1) .	1,475,000	824,156
Tyson Foods, Inc. 3.25%, due 2013 cv. sr. notes (BB)	1,000,000	966,250
		2,418,406
Healthcare – 9.1%
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR)
(exchangeable for ADS representing common stock)	1,500,000	853,125
Greatbatch, Inc. 2.25%, due 2013 cv. sub. deb. (NR) (1)	1,500,000	1,207,500
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (B+)	2,000,000	1,502,500
Millipore Corp. 3.75%, due 2026 cv. sr. notes (BB-) (1)	1,500,000	1,438,125
Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B3) (1)	1,150,000	793,500
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,000,000	865,000
		6,659,750

Portfolio of Investments April 30, 2009 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES — continued

Information Technology – 0.7%
Itron, Inc. 2.50%, due 2026 cv. sub. deb. (B-)	$500,000	$508,750

Insurance – 2.0%
Prudential Financial, Inc. floating rate, due 2037 cv. sr. notes (Baa2)	1,500,000	1,485,000

Media and Entertainment – 1.0%
Virgin Media Inc. 6.5%, due 2016 cv. sr. notes (B-)	1,000,000	733,750

Multi-Industry – 4.7%
Diversa Corp. 5.5%, due 2027 cv. sr. notes (NR)
(exchangeable for Verenium Corp. common stock)	750,000	108,750
Ingersoll-Rand Company Ltd. 4.5%, due 2012 cv. sr. notes (Baa1)	625,000	876,563
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	3,000,000	2,287,500
Textron, Inc. 4.5%, due 2013 cv. sr. notes (Baa2)	125,000	135,313
		3,408,126
Pharmaceuticals – 8.5%
Endo Pharmaceuticals Holdings, Inc. 1.75%, due 2015 cv. sr. sub. notes (NR)
(Acquired 01/15/09 and 04/02/09; Cost $1,073,335) (2)	1,250,000	957,813
Mylan Inc. 3.75%, due 2015 cash cv. notes (B+)	1,000,000	1,135,000
Mylan Laboratories, Inc. 1.25%, due 2012 cv. sr. notes	500,000	444,375
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (Baa2)
(exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,500,000	1,640,625
Wyeth floating rate, due 2024 cv. sr. deb. (A3)	2,000,000	1,992,000
		6,169,813
Retail – 2.0%
RadioShack Corp. 2.5%, due 2013 cv. sr. notes (BB)	1,500,000	1,428,750

Semiconductors – 4.2%
Agere Systems Inc. 6.5%, due 2009 cv. sub. notes (NR)
(exchangeable for LSI Corp.)	840,000	846,300
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (1)	2,000,000	1,725,000
LSI Corp. 4%, due 2010 cv. sub. notes (NR)	500,000	487,500
		3,058,800
Telecommunications – 10.9%
ADC Telecommunications Inc. floating rate, due 2013 cv. sub. notes (NR)	1,500,000	1,046,250
Anixter International Inc. 1%, due 2013 cv. sr. notes (BB-)	1,250,000	1,056,250
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	2,200,000	2,002,000
General Cable Corp. 1%, due 2012 cv. sr. notes (B1)	1,500,000	1,151,250
NII Holdings, Inc. 2.75%, due 2025 cv. notes (NR)	1,500,000	1,381,875
SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)	1,800,000	1,302,750
		7,940,375
Transportation – 0.8%
ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)	800,000	560,000

Travel and Leisure – 0.5%
Morgans Hotel Group 2.375%, due 2014 cv. sr. sub. notes (NR)	1,000,000	366,250

TOTAL CONVERTIBLE BONDS AND NOTES		54,179,157

CORPORATE BONDS AND NOTES – 1.0%

Retail – 1.0%
Amerivon Holdings LLC 4%, due 2010 units (NR)
(Acquired 06/01/07; Cost $1,500,000) (2,3,4)	1,500,000	750,000

Portfolio of Investments April 30, 2009 (continued)

	Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS – 9.3%

Banking/Savings and Loan – 6.1%
Bank of America Corp. 7.25% non-cum. perpetual cv. pfd., series L (B3)	1,500	$865,500
Fifth Third Bancorp 8.5% perpetual cv. pfd., series G (Baa3)	10,000	578,900
New York Community Bancorp, Inc. 6% BONUSES units (Baa1)	39,179	1,273,318
Sovereign Capital Trust IV 4.375% PIERS (Baa2) (exchangeable for Sovereign Bancorp, Inc. common stock) (1)	14,000	280,875
Webster Financial Corp. 8.5% perpetual cv. pfd. (BB-)	1,375	515,625
Wells Fargo Corp perpetual cv. pfd., series L (B2)	1,500	927,000
		4,441,218
Chemicals – 1.6%
Celanese Corp. 4.25% cv. perpetual pfd. (NR)	40,000	1,142,400

Minerals and Mining – 1.6%
Freeport-McMoRan Copper & Gold Inc. 5.5% perpetual cv. pfd. (BB)	1,200	1,186,800

TOTAL CONVERTIBLE PREFERRED STOCKS		6,770,418

MANDATORY CONVERIBLE SECURITIES – 7.9% (5)

Energy – 2.1%
Bristow Group Inc. 5.5%, due 09/15/09 mandatory cv. pfd. (B)	20,000	659,800
Merrill Lynch & Co., Inc. 5.4%, due 09/27/10 PRIDES (A+)
(linked to the performance of ConocoPhillips common stock)	2,000	880,770
		1,540,570
Foods – 0.1%
Lehman Brothers Holdings Inc. 6%, due 10/12/10 PIES (NR)
(exchangeable for General Mills, Inc. common stock) (3)	50,000	106,250

Minerals and Mining – 2.8%
Freeport-McMoRan Copper & Gold Inc. 6.75%, due 05/01/10 mandatory cv. pfd. (BB)	10,000	672,500
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory cv. notes (BBBH) (exchangeable for ADS representing
Companhia Vale do Rio Doce common stock)	30,000	1,050,300
Vale Capital Ltd. 5.5%, due 06/15/10 mandatory cv. notes (BBBH) (exchangeable for ADS representing
Companhia Vale do Rio Doce Preference A Shares)	10,000	345,625
		2,068,425
Pharmaceuticals – 2.8%
Schering-Plough Corp. 6%, due 08/13/10 mandatory cv. pfd. (Baa3)	9,500	2,006,780

TOTAL MANDATORY CONVERTIBLE SECURITIES (5)		5,722,025

Portfolio of Investments April 30, 2009 (continued)

	Shares	Value (Note 1)
COMMON STOCKS – 2.5%

Media and Entertainment – 2.5%
The Walt Disney Company	82,500	$1,806,750

Total Convertible Bonds and Notes – 74.3%		$54,179,157
Total Corporate Bonds and Notes – 1.0%		750,000
Total Convertible Preferred Stocks – 9.3%		6,770,418
Total Mandatory Convertible Securities (5) – 7.9%		5,722,025
Total Common Stocks – 2.5%		1,806,750
Total Investments – 95.0%		69,228,350

Other assets and liabilities, net – 5.0%		3,660,143
Total Net Assets – 100.0%		$72,888,493

(1)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(2)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act of 1933, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at April 30, 2009 was $2,825,001, which represented 3.9% of the Fund’s net assets.

(3)	Investment is valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The market value of these securities amounted to $983,750 at April 30, 2009, which represented 1.3% of the Fund’s net assets.

(4)	Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. As of April 30, 2009, the Fund was invested in the following restricted securities:

Amerivon Holdings LLC 4% units containing cv. promissory note and warrants due 2010, acquired June 1, 2007.

(5)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(d).

Investment Abbreviations

ADR	American Depositary Receipts.
ADS	American Depositary Shares.
BONUSES	Bifurcated Option Note Unit Securities.
PIES	Premium Income Exchangeable Securities.
PIERS	Preferred Income Equity Redeemable Securities.
PRIDES	Preferred Redeemable Income Dividend Equity Securities.
Ratings in parentheses by Moody’s Investors Service, Inc. or Standard & Poor’s. NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings*

% of Portfolio
A	8
BBB	18
BB	16
B	23
CCC	2
Not Rated	33

* Excludes equity securities and cash.

See accompanying notes to financial statements

Statement of Assets and Liabilities (unaudited)

April 30, 2009
Assets:
Investments at value (cost $87,300,222) (Note 1)	$69,228,350
Cash	3,092,282
Receivable for securities sold	52,625
Dividends and interest receivable	666,240
Other assets	41,208
Total assets	73,080,705
Liabilities:
Payable for securities purchased	175,000
Accrued management fee (Note 2)	7,809
Other liabilities	9,403
Total liabilities	192,212
Net Assets	$72,888,493
Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$52,356
Additional paid-in capital	109,017,179
Undistributed net investment income	451,578
Accumulated net realized loss from investment transactions	(18,560,748)
Unrealized depreciation on investments	(18,071,872)
Net Assets	$72,888,493
Net asset value per share ($72,888,493 ÷ 5,235,599 outstanding shares)	$13.92

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2009

Investment Income (Note 1):
Interest	$1,554,284
Dividends	776,974
Total income	2,331,258
Expenses (Note 2):
Management fee	256,240
Trustees’ fees	50,750
Professional fees	48,024
Transfer agent, registrar and custodian	23,352
Reports to shareholders	21,328
Administrative services fees	17,083
Other	27,572
Total expenses	444,349
Net Investment Income	1,886,909
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions	(12,679,641)
Change in unrealized depreciation on investments	15,687,464
Net gain on investments	3,007,823
Net Increase in Net Assets Resulting from Operations	$4,894,732

See accompanying notes to financial statements

Statement of Changes in Net Assets

	Six Months Ended April 30, 2009(a)	Year Ended October 31, 2008
Operations
Net investment income	$1,886,909	$4,077,469
Net realized loss on investments	(12,679,641)	(6,125,438)
Change in unrealized depreciation on investments	15,687,464	(41,589,665)
Change in net assets resulting from operations	4,894,732	(43,637,634)

Distributions to shareholders from
Net investment income	(1,876,128)	(4,221,301)
Net realized gain from investment transactions	—	(11,517,629)
Decrease in net assets from distributions	(1,876,128)	(15,738,930)

Capital share transactions (Note 3)
Reinvestment of distributions	465,930	6,352,696
Cost of shares tendered	—	(17,152,389)
Net increase (decrease) from capital transactions	465,930	(10,799,693)

Net increase (decrease) in net assets	3,484,534	(70,176,257)

Net assets at beginning of period	69,403,959	139,580,216

Net assets at end of period	$72,888,493	$69,403,959

Undistributed net investment income at end of period	$451,578	$430,032

(a)	Unaudited.

Notes to Financial Statements (unaudited)

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

(a)  Security Valuation – Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

(b)  Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (continued)

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES (continued)

(c)  Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

At April 30, 2009, the Fund had a capital loss carryforward of $5,514,405 available to the extent allowed by tax law to offset future net capital gains, if any. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforward expires in 2016.

(d)  Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $5,722,025 at April 30, 2009, representing 7.9% of net assets.

(e)  Securities Transactions and Related Investment Income – Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 6 cents per share for the six months ended April 30, 2009. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At April 30, 2009 there were unrealized losses of approximately 52 cents per share on contingent payment debt instruments.

(f)  Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(g)  Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

A distribution of $0.17 per share from net investment income was declared on May 12, 2009, payable June 25, 2009 to shareholders of record at the close of business June 11, 2009.

(h)  Change in Method of Accounting – Effective November 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to November 1, 2004, the Fund amortized discounts on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights presented herein have been restated to reflect the new method and the effect of this accounting change is included in the financial highlights for the year ended October 31, 2004.

Notes to Financial Statements (continued)

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES (continued)

(i)  Fair Value Measurements – Effective November 1, 2008, the Fund adopted FASB Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations, summarized as follows: Level 1 – fair value is based upon quoted prices in active markets; Level 2 – fair value is based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices); and Level 3 – fair value is based upon unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund’s investments at April 30, 2009 are classified as follows:

Valuation Inputs	Investment in Securities
Level 1 – Quoted prices	$11,328,873
Level 2 – Other observable inputs	56,915,727
Level 3 – Unobservable inputs	983,750
$69,228,350

(j)  FIN 48 – On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns. These positions must meet a “more-likely-than-not” standard that, based on technical merits, has a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. FIN 48 was adopted by the Fund on April 30, 2008. The Fund has no examinations in progress. Management of the Fund has reviewed the tax positions in the open tax years 2006 to 2009 and determined that the adoption of FIN 48 resulted in no effect on the Fund’s financial position or results of operations. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next six months.

(k)  Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operation and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Notes to Financial Statements (continued)

NOTE 2—MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (formerly Davis-Dinsmore Management Company) (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital an annual fee, payable monthly, equal to 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s average weekly net asset value in such month.

Pursuant to an administrative services agreement, Dinsmore Capital receives a fee for certain accounting and other administrative services payable monthly at the annual rate of 0.05% of the Fund’s average weekly net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital. Such officers and trustees serve without direct compensation from the Fund.

NOTE 3 – CAPITAL SHARES

At April 30, 2009, there were 5,235,599 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended April 30, 2009, 45,724 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $465,930.

NOTE 4 – INVESTMENTS

Purchases and sales of investments, exclusive of corporate short-term notes, for the six months ended April 30, 2009 were as follows:

Purchases	$20,405,718
Proceeds from sales	20,557,875

The following information is presented on a federal income tax basis as of April 30, 2009. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to timing differences.

The cost basis of investments for federal income tax purposes at April 30, 2009 was as follows:

Cost basis of investments	$87,365,613
Gross unrealized appreciation	2,038,954
Gross unrealized depreciation	(20,176,217)
Net unrealized depreciation	$(18,137,263)

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Six Months Ended April 30,		Year Ended October 30,
	2009 (a)		2008	2007	2006	2005	2004
Operating Performance:
Net asset value, beginning of period	$13.37		$24.35	$22.55	$21.05	$20.40	$20.84
Net investment income	0.36		0.78	0.80	0.80	0.64	0.70 (b)
Adjustment for change in amortization policy	—		—	—	—	—	(0.02)
Net investment income, as adjusted	0.36		0.78	0.80	0.80	0.64	0.68
Net realized and unrealized gain (loss)	0.55		(9.12)	2.37	1.48	0.71	0.08 (b)
Adjustment for change in amortization policy	—		—	—	—	—	0.02
Net realized and unrealized gain (loss), as adjusted	0.55		(9.12)	2.37	1.48	0.71	0.10
Total from investment operations	0.91		(8.34)	3.17	2.28	1.35	0.78
Less Distributions:
Dividends from net investment income	(0.36)		(0.80)	(0.90)	(0.78)	(0.70)	(0.72)
Distributions from realized gains	—		(2.01)	(0.47)	—	—	—
Total distributions	(0.36)		(2.81)	(1.37)	(0.78)	(0.70)	(0.72)
Capital Share Transactions:
Anti-dilutive effect of tender offer	—		0.17	—	—	—	—
Effect of rights offering	—		—	—	—	—	(0.50)
Total capital share transactions	—		0.17	—	—	—	(0.50)
Net asset value, end of period	$13.92		$13.37	$24.35	$22.55	$21.05	$20.40
Market value, end of period	$11.69		$11.30	$21.35	$19.30	$17.77	$18.23
Total Net Asset Value Return (%)(c)	7.13		(37.5)	14.5	11.1	6.7	1.3
Total Investment Return (%)(d)	6.96		(38.7)	18.3	13.3	1.3	(3.8)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$74,220		$69,404	$139,580	$126,847	$117,622	$113,373
Ratio of expenses to average net assets (%)	1.4	(e)	1.2	1.1	1.1	1.2	1.1
Ratio of net investment income to average net assets (%)	5.9	(e)	3.7	3.5	3.7	3.1	3.3 (f)
Portfolio turnover rate (%)	32		55	80	58	86	66

(a)	Unaudited.
(b)	As previously reported. See Note 1(h).
(c)	Assumes valuation of the Fund’s shares, and reinvestment of dividends, at net asset values.
(d)	Assumes valuation of the Fund’s shares at market price and reinvestment of dividends at actual reinvestment price.
(e)	Annualized.
(f)	Income ratio for 2004 reflects adjustment for change in amortization policy. The ratio previously reported was 3.4%.

See accompanying notes to financial statements

Board Approval of Advisory Contract

The independent trustees of Bancroft renewed the advisory contract with Dinsmore Capital Management Co. (formerly Davis-Dinsmore Management Company) in November 2008. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital – The Board (the “Board”) of the Fund and the independent trustees reviewed the services to be provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital would supervise all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement, Dinsmore Capital is responsible to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities shall be represented in the Fund’s investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; and (e) take, on behalf of the Fund, such other action as may be necessary or appropriate in connection with the above.

Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently is providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital – In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, investment seminars and field trips to issuers, and the review of: (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund.

Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services to be provided by Dinsmore Capital was exemplary and that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement.

The performance of the Fund relative to comparable funds – Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2008 against the performance of other closed-end funds categorized to be in the Fund’s peer group by Lipper, Inc. Both the Board and the independent trustees noted that the Fund’s performance for the three, five and ten year periods was below the average performance of all

Board Approval of Advisory Contract (continued)

closed-end funds in the peer group, but was above the average performance of such funds for the one year period. In evaluating the Fund’s performance against other funds in its peer group, the Board and the independent trustees took into account the fact that many of the Fund’s competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund does not engage in leverage. In addition, the Board and the independent trustees recognized that many of the Fund’s competitors have a higher percentage of their assets invested in securities with lower credit quality than does the Fund, and that such securities have performed better than higher quality securities in recent years. The Board and the independent trustees also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. The Board and the independent trustees recognized that only three of the funds in the Fund’s peer group followed a similar investment approach. Because of the differences in how funds in the Fund’s peer group are managed, the Board and the independent trustees concluded that they should consider the performance of the Fund against appropriate indices as a more relevant factor in assessing the performance of the Fund.

The performance of the Fund relative to indices – Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2008 against the performance of the Merrill Lynch All Convertibles Index and Merrill Lynch Investment Grade Convertibles Index. Both the Board and the independent trustees noted that, for the five and ten year periods, the Fund’s performance was below that of the Merrill Lynch All Convertibles Index but was above such Index for the one and three year periods. The Board and the independent trustees also considered the fact that currently a majority of the securities held by the Fund have an investment grade rating or are of comparable quality to securities with investment grade ratings, and noted that, for the one, three, five and ten year periods, the Fund’s performance was above that of the Merrill Lynch Investment Grade Convertibles Index.

Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to continue the Advisory Agreement, the Board and the independent trustees concluded that no changes should be made to the Fund’s investment objective or policies, or the portfolio management team.

Meetings with the Fund’s portfolio manager and investment personnel – Both the Board and the independent trustees noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

Overall performance of Dinsmore Capital – After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies – Both the Board and the independent trustees noted that the Fund and Ellsworth Fund Ltd. (collectively, the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same.

Both the Board and the independent trustees concluded that, because the fee rates are the same for the Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Ellsworth Fund Ltd.

Board Approval of Advisory Contract (continued)

Fees relative to those of comparable funds with other advisors – After reviewing the advisory fee rate for the Fund against the advisory fee rates for funds advised by other advisors in the Fund’s peer group, both the Board and the independent trustees determined that the Fund’s advisory fee rate was at approximately the median of the funds in its peer group, and concluded that the current advisory fee rate of the Fund was fair and reasonable.

Expense limitations and fee waivers – Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. Both the Board and the independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund were fair and reasonable.

Breakpoints and economies of scale – Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund’s assets reach $100 million. Both the Board and the independent trustees noted that breakpoints had become effective for the Fund as a result of the Fund’s rights offering that occurred during the 2004 fiscal year, which resulted in lower management fee expenses as a percentage of assets. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital – Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Dinsmore Capital’s operations remain profitable and that increasing the success of the Funds will positively impact Dinsmore Capital’s profitability.

Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

Benefits of soft dollars to Dinsmore Capital – Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Dinsmore Capital’s financial soundness in light of the Fund’s needs – Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to fulfill its obligations under the Advisory Agreement.

Board Approval of Advisory Contract (continued)

Historical relationship between the Fund and Dinsmore Capital – In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends – Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board continued the Advisory Agreement.

Miscellaneous Notes

Results of the 2009 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on February 13, 2009. The results of the shareholder vote were:

1.	All persons nominated were elected.

Terms expiring in 2012	Shares voted for	Shares withheld
Kinchen C. Bizzell	4,209,915	119,751
Dr. Elizabeth C. Bogan	4,195,890	133,776

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent accountants was ratified, as 4,240,897 shares voted for, 49,380 shares voted against and 39,389 shares abstained.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177 or at our website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Miscellaneous Notes (continued)

The Fund is a member of the Closed-End Fund Association, a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore is on the Executive Board and as of April 30, 2009 is the president of the association. The association is solely responsible for the content of its website.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its own shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees

GORDON F. AHALT

KINCHEN C. BIZZELL, CFA

ELIZABETH C. BOGAN, Ph.D.

THOMAS H. DINSMORE, CFA

DANIEL D. HARDING

JANE D. O’KEEFFE

NICOLAS W. PLATT

Officers

THOMAS H. DINSMORE, CFA
Chairman of the Board
    and Chief Executive Officer

JANE D. O’KEEFFE
President

GARY I. LEVINE
Executive Vice President, Chief Financial Officer
    and Secretary

JAMES A. DINSMORE
Vice President

H. TUCKER LAKE, JR.
Vice President

GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JOANN VENEZIA
Vice President

Internet

www.bancroftfund.com
email: info@bancroftfund.com

Shareholder Services and Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(800) 937-5449
www.amstock.com

Investment Adviser

Dinsmore Capital Management Co.
65 Madison Avenue, Suite 550
Morristown, NJ 07960-7308
(973) 631-1177

Beneficial Share Listing

NYSE Amex Symbol: BCV

Legal Counsel

Ballard Spahr Andrews & Ingersoll, LLP

Independent Accountants

Tait, Weller & Baker LLP

BANCROFT FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

ITEM 2.      CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.      INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7.      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9.      PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item 10 of Form N-CSR.

ITEM 11.      CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 27, 2009 an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30 a-3(c)) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or

240.15d-15(b)), the Registrant’s officers, including the PEO and PFO, concluded that, as of May 27, 2009, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.      EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:	/s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 26, 2009

By:	/s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   June 26, 2009